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                                                                  Exhibit 10.5.1

                        AMENDMENT NO. 1 TO AMENDED AND
                        ------------------------------
                        RESTATED REGISTRATION AGREEMENT
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          THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REGISTRATION AGREEMENT
(this "Amendment") is made and entered into as of June 30, 2000, by and
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among ChipPAC, Inc., a California corporation (the "Company"), Sapphire
                                                    -------
Worldwide Investments, Inc., a British Virgin Islands corporation ("Sapphire")
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and each of the other persons and entities listed on the signature pages hereto, which persons and entities are, effective as of the date hereof, holders of not less than a majority of the Company's Registrable Securities (as defined in the Original Agreement described in this Amendment). This Amendment amends that certain Amended and Restated Registration Agreement dated as of August 5, 1999, by and among the Company and each of the other shareholders of the Company listed therein (the "Original Agreement").  Unless otherwise provided in this
                     ------------------
Agreement, capitalized terms used herein shall have the meanings set forth in the Original Agreement.

          WHEREAS, the Company, Sapphire, Intersil Corporation and ChipPAC Limited, the Company's wholly-owned indirect subsidiary, are parties to that certain Stock Purchase Agreement dated as of June 30, 2000 (the "Purchase
                                                                 --------
Agreement"); and
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          WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and intending to be legally bound hereby, the parties hereby agree as follows:

          1. The second sentence of the first introductory paragraph of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          The Hyundai Shareholders, the Bain Shareholders, the SXI Shareholders, Intel, CSFB, Sankaty and Sapphire are collectively referred to herein as the "Shareholders," and each as a "Shareholder."
 ------------                  -----------

          2. Section 9 of the Original Agreement is hereby amended by adding the following definitions:

          "Class C Preferred" means the Company's Class C Preferred Stock, par
           -----------------
value $.01 per share.

          "Sapphire Registrable Securities" means (i) any shares of Common Stock
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issued upon conversion of the Class C Preferred issued pursuant to the Purchase
Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares,
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recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock or other equity securities of the Company that would otherwise constitute Sapphire Registrable Securities shall not be considered Sapphire Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder's shares or securities, as applicable, without registration pursuant to Rule 144 under the Securities Act. As to any particular shares constituting Sapphire Registrable Securities, such shares will cease to be Sapphire Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          3. The definition of "Registrable Securities" set forth in Section 9 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          "Registrable Securities" means collectively the Hyundai Registrable
           ----------------------
Securities, the Intel Registrable Securities, the Bain Registrable Securities, the SXI Registrable Securities, the Financing Source Registrable Securities and the Sapphire Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          4.  Effectiveness. From and after the date of this Agreement, the
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holders of Sapphire Registrable Securities shall be a party to the Original
Agreement, as amended hereby, and shall have all of the rights and be subject to all of the duties as a holder of Sapphire Registrable Securities. Except as otherwise set forth in this Amendment, the terms of the Original Agreement shall remain in full force and effect and shall remain unchanged.

          5.  Holdback Agreement. In addition to the holdback agreement set
              ------------------
forth in the Original Agreement, each holder of Sapphire Registrable Securities agrees not to effect any sale or distribution (including sales pursuant to Rule
144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 365-day period beginning on the effective date of the Company's Initial Public Offering (the "Sapphire Holdback Period"); provided
                                            ------------------------
that upon any sale or distribution (including sales pursuant to Rule 144) of Registrable Securities by any Bain Shareholder or any SXI Shareholder subsequent to the effective date of the Company's Initial Public Offering and prior to the expiration of the Sapphire Holdback Period, the additional restrictions contained in this Section 5 shall immediately terminate with respect to a number of Sapphire Registrable Securities equal to the product of (A) the greater of
(i) the quotient determined by dividing the number of Registrable Securities sold or distributed by the transferring Bain Shareholder(s) in such sale, if any, by the aggregate number of Registrable Securities (prior to giving effect to such sale or distribution) owned by all Bain Shareholders or (ii) the quotient determined by

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dividing the number of Registrable Securities sold or distributed by any transferring SXI Shareholder(s) in such sale, if any, by the aggregate number of Registrable Securities (prior to giving effect to such sale or distribution) owned by all SXI Shareholders and (B) the aggregate number of Sapphire Registrable Securities as of the time of such sale or distribution. Notwithstanding the foregoing, each holder of Sapphire Registrable Securities shall continue to be bound by the holdback agreement set forth in the Original Agreement.

          6.  Integration. Any reference in the Original Agreement to the term
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"Agreement" is deemed to refer to both the Original Agreement as well as the
Original Agreement, as amended by this Amendment.

          7.  Miscellaneous.
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          (a) Amendments and Waivers. Except as otherwise provided herein, the
              ----------------------
provisions of this Amendment may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; but if such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated.

          (b) Successors and Assigns. This Amendment will be binding upon and
              ----------------------
inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Amendment that are for the benefit of the holders of Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

          (c) Severability. Whenever possible, each provision of this Amendment
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will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Amendment will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d) Counterparts. This Amendment may be executed simultaneously in
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two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

          (e) Descriptive Headings. The descriptive headings of this Amendment
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are inserted for convenience only and do not constitute a part of this
Amendment.

          (f) Governing Law. All issues concerning the enforceability, validity
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and binding effect of this Amendment will be governed by and construed in accordance with the laws of the State

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of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

          (g)  Notices. All notices, demands or other communications to be given
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or delivered under or by reason of the provisions of this Amendment will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications shall be sent to the addresses listed in the Original Agreement, the addresses indicated below or, if no address is so indicated for any particular Shareholder, at the address listed in the Company's records:

          If to Sapphire:
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          Sapphire Worldwide Investments, Inc.
          c/o Intersil Corporation
          7585 Irvine Center Drive, Suite 100
          Irvine, California 92618
          Attention: Gregory L. Williams
          Facsimile No.: (949) 341-7053

          With a copy to:
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          Intersil Corporation
          7585 Irvine Center Drive, Suite 100
          Irvine, California 92618
          Attention: Steven M. Moran, Esq.
          Facsimile No.: (949) 341-7053

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                 *  *  *  *  *

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          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to
Amended and Restated Registration Agreement on the day and year first above written.

                              CHIPPAC, INC.

                              By: /s/ Sharon St. Clair-Douglas
                                 _________________________________

                              Its:  Power of Attorney
                                  ________________________________

                              SAPPHIRE:

                              SAPPHIRE WORLDWIDE INVESTMENTS, INC.

                              By: /s/ Howard Rothman
                                 _________________________________

                              Its:  Assistant Secretary
                                  ________________________________

                              THE BAIN SHAREHOLDERS:

                              BAIN CAPITAL FUND VI, L.P.

                              By:  Bain Capital Partners VI, L.P.
                              Its: General Partner

                              By:  Bain Capital Investors, Inc.
                              Its: General Partner

                              By:  /s/ Edward Conrad
                                 _________________________________
                                   A Managing Director

                              BCIP ASSOCIATES II

                              By:  /s/ Edward Conrad
                                 _________________________________
                                   A General Partner
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                              BCIP ASSOCIATES II-B

                              By: /s/ Edward Conrad
                                 _________________________________
                                   A General Partner

                              BCIP ASSOCIATES II-C

                              By: /s/ Edward Conrad
                                 _________________________________
                                   A General Partner

                              BCIP TRUST ASSOCIATES II

                              By:  Bain Capital, Inc.
                              Its: General Partner

                              By: /s/ Edward Conrad
                                 _________________________________
                                   A Managing Director

                              BCIP TRUST ASSOCIATES II-B

                              By:  Bain Capital, Inc.
                              Its: General Partner

                              By: /s/ Edward Conrad
                                 _________________________________
                                   A Managing Director

                              PEP INVESTMENTS PTY., LTD.

                              By: /s/ Edward Conrad
                                 _________________________________

                              Its: General Partner
                                  ________________________________

                              RANDOLPH STREET PARTNERS II

                              By: /s/ Gary Holihan
                                 _________________________________
                                   A General Partner
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                              SXI GROUP LLC

                              By: /s/ Paul C. Schorr, IV
                                 _________________________________

                              Its:   Member
                                  ________________________________